Exhibit 10.9

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 18, 2020 (this “Amendment”), amends that certain Credit Agreement (the “Credit Agreement”), dated as of July 20, 2020, among DESRI Financing 3, L.L.C. (“Financing 3”), a limited liability company formed under the laws of the State of Delaware, DESRI Portfolios Financing, L.L.C. (“Portfolios Financing”), a limited liability company formed under the laws of the State of Delaware, DESRI Portfolios 2 Financing, L.L.C. (“Portfolios 2 Financing” and together with Financing 3 and Portfolios Financing, each a “Co-Borrower” and collectively the “Co-Borrowers”), a limited liability company formed under the laws of the State of Delaware, the Lenders party thereto, Credit Suisse AG, New York Branch, as the Administrative Agent, CS Funding Agent, Joint Lead Arranger and Bookrunner and Zions Bancorporation, N.A., as the Collateral Agent and the Joint Lead Arranger.

RECITALS

WHEREAS, the Co-Borrowers and the Lenders signatory hereto have agreed to amend the Credit Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

Section 2. Amendment to Credit Agreement. Pursuant to Section 9.5 of the Credit Agreement, each of the Co-Borrowers and the Lenders signatory hereto (which Lenders constitute the Requisite Lenders) agree that the Credit Agreement is hereby amended by (a) deleting the word “and” immediately preceding clause (h) of the definition of “Permitted Distributions” and replacing it with a comma, and (b) inserting the following language as a new clause (i) prior to the period at the end of the definition of “Permitted Distributions”:

“and (i) distribution by any Co-Borrower to its respective equity holders of any proceeds received by such Co-Borrower in connection with the occurrence of any event described in Section 2.1(c)(v), following any related recalculation of the Available Amount pursuant to Section 2.1(c)(v) and payment of any related Overadvance in accordance with Section 2.10(a)”.

Section 3. Credit Document. This Amendment constitutes a Credit Document as such term is defined in, and for purposes of, the Credit Agreement.

Section 4. Applicable Law; Jurisdiction; Waiver of Jury Trial. Sections 9.14, 9.15 and 9.16 of the Credit Agreement are hereby incorporated, mutatis mutandis, as if fully set forth herein.

Section 5. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 6. Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Credit Agreement shall continue unchanged and shall remain in full force and effect. The amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives as of the date first above written.

DESRI Financing 3, L.L.C., DESRI Portfolios Financing, L.L.C., DESRI Portfolios 2 Financing, L.L.C., as Borrowers

By:	/s/ David Zwillinger
Name:	David Zwillinger
Title:	Authorized Signatory

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CREDIT SUISSE AG, NEW YORK BRANCH, as CS Funding Agent on behalf of the CS Lender Group

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Director

By:	/s/ Kevin Quinn
Name:	Kevin Quinn
Title:	Vice President

[DW3 - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ZIONS BANCORPORATION, N.A., as Lender

By:	/s/ Logan Luzzo
Name:	Logan Luzzo
Title:	Associate Director

[DW3 - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]